                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     September 25, 2002 (September 18, 2002)
                     ---------------------------------------



                             RURBAN FINANCIAL CORP.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



              OHIO                    0-13507               34-1395608
    -------------------------   ------------------   ------------------------
        (State or other             (Commission            (IRS Employer
        jurisdiction of             File Number)        Identification No.)
         incorporation)


                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                         Index to Exhibits is on Page 5.





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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               On September 18, 2002, the Registrant's Board of Directors dismissed Crowe, Chizek and Company LLP ("Crowe") as the Registrant's principal accountants, to be effective as of November 15, 2002. Crowe's reports on the Registrant's financial statements for the two most recent fiscal years ended December 31, 2000 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Registrant and by its Board of Directors. During the Registrant's two most recent fiscal years ended December 31, 2000 and 2001 and subsequent interim periods, preceding the dismissal, there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Crowe, would have caused them to make reference to the subject matter of the disagreement in connection with their report. No "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's two most recent fiscal years and any subsequent interim periods preceding Crowe's dismissal.

               On September 18, 2002, the Registrant engaged BKD, LLP as its principal accountants to audit the Registrant's financial statements for the year ending December 31, 2002. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging the new accountants, the Registrant did not consult with the newly engaged accountants regarding any of the matters described in
          Item 304(a)(2)(i) or (ii) of Regulation S-K.

          The letter of Crowe required by Item 304(a)(3) of Regulation S-K is filed as Exhibit 16 to this report.

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  None required.

          (b)  None required.

          (c)  Exhibits.

               EXHIBIT NUMBER             DESCRIPTION
               --------------             -----------

                     16 Correspondence of Crowe, Chizek and Company LLP dated September 20, 2002

                     99          Press Release of Registrant dated September 24,
                                 2002


ITEM 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

ITEM 9.   REGULATION FD DISCLOSURE.

          Not Applicable.











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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RURBAN FINANCIAL CORP.



Date:  September 24, 2002              By: /s/ Richard C. Warrener
                                           -------------------------------------
                                           Richard C. Warrener, Executive Vice
                                           President and Chief Financial Officer
















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                                INDEX TO EXHIBITS



  EXHIBIT NUMBER               DESCRIPTION                       PAGE NO.
  --------------               -----------                       --------

             16               Correspondence of Crowe,               *
                              Chizek and Company LLP
                              dated September 20, 2002


             99               Press Release of Registrant            *


  ----------------
  *Filed herewith




















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